NUMBER_________

NO PAR VALUE                                                CLASS A COMMON STOCK

INCORPORATED UNDER THE LAWS                                   ____________SHARES
 OF THE STATE OF MICHIGAN

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP___________
        IN THE CITIES OF                     SEE REVERSE FOR IMPORTANT NOTICE ON
   Boston, MA or New York, NY                  TRANSFER RESTRICTIONS AND OTHER
                                                         INFORMATION

                                STEELCASE INC.

THIS CERTIFIES THAT_____________________________________________________________


IS THE OWNER OF_________________________________________________________________


      FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Steelcase Inc. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the By-laws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:______________________

COUNTERSIGNED AND REGISTERED:
  Bank Boston, N.A.
TRANSFER AGENT AND REGISTRAR


BY__________________            _______________                    ____________

AUTHORIZED SIGNATURE               SECRETARY                         CHAIRMAN


[CORPORATE SEAL]

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                                STEELCASE INC.

THE CORPORATION IS AUTHORIZED TO ISSUE CLASS A COMMON STOCK, CLASS B COMMON STOCK AND PREFERRED STOCK (ISSUABLE IN SERIES). THE CORPORATION WILL FURNISH TO A SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME HAVE BEEN PRESCRIBED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST SHOULD BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION, AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT - ___________________ Custodian _________________
                                  (Cust)                       (Minor)
                            under Uniform Gifts to Minors Act

                            _______________________________________________
                                                (State)
        UNIF TRF MIN ACT  - ___________________ Custodian (until age _____)
                                  (Cust)
                            _______________________ under Uniform Transfers
                                    (Minor)
                            to Minors Act _________________________________
                                                       (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assigned and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                         X
                                          --------------------------------------
                                         X
                                          --------------------------------------
                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   -------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.